UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2020

Jason Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46-2888322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

833 East Michigan Street, Suite 900 Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 277-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2020, the Board of Directors of Jason Industries, Inc. (the “Company”) approved a retention bonus program pursuant to which the executive officers listed below (the “Executives”) received one-time cash retention awards (the “Retention Awards”) in the amounts set forth below:

Brian Kobylinski, President and Chief Executive Officer	$1,000,000
Chad Paris, Senior Vice President and Chief Financial Officer	$365,000
Timm Fields, Senior Vice President and General Manager - Engineered Components	$300,000
Keith Walz, Senior Vice President and General Manager - Industrial	$300,000
Kevin Kuznicki, Senior Vice President, General Counsel and Secretary	$330,000
John Hengel, Vice President - Finance, Treasurer and Assistant Secretary	$160,000

The Retention Awards were paid on March 6, 2020 and are subject to the terms of the corresponding letter agreements, each substantially in the form filed as Exhibit 10 to this current report (the “Retention Agreement”). Pursuant to the Retention Agreement, if the Executive’s employment is terminated for a reason other than (i) by the Company without Cause (as defined in the Retention Agreement), (ii) by the Executive due to a Constructive Termination (as defined in the Retention Agreement), or (iii) due to the Executive’s death or Disability (as defined in the Retention Agreement), in each case, on or before the earlier of (a) the date on which the Company consummates a Successful Transaction (as such term is defined in the Retention Agreement) and (b) December 31, 2020, the Executive must repay the entirety of the after-tax value of his Retention Award to the Company.

Each Executive’s Retention Agreement replaces any other retention bonus opportunity previously provided to such Executive under any agreement with the Company. The Retention Agreements do not modify or replace the current employment agreements with the Executives.

The foregoing description of the Retention Agreement is not complete and is qualified in its entirety by reference to the full text of the form of Retention Agreement, a copy of which is filed herewith as Exhibit 10 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.  Description
10  Form Retention Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASON INDUSTRIES, INC.

By: /s/ Chad M. Paris
Name: Chad M. Paris
Title: Senior Vice President and Chief Financial Officer

Date: March 6, 2020